UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 13, 2014

Date of Report (Date of earliest event reported)

Spark Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36559	46-5453215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2105 CityWest Blvd., Suite 100

Houston, Texas 77042

(Address of principal executive offices)

(713) 600-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On August 13, 2014, Spark Energy, Inc. (the “Company”) posted information regarding geographic distribution of its customers on a residential customer equivalent basis on its website, http://www.sparkenergy.com, under the heading “Residential Customer Equivalents by Region at June 30, 2014” in Investor Relations/Events and Presentations. A copy of the document is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached document included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit Number	Description of the Exhibit

99.1	Residential Customer Equivalents by Region at June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spark Energy, Inc.

Date: August 13, 2014	By:	/s/ Gil Melman
	Name:	Gil Melman
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

99.1	Residential Customer Equivalents by Region at June 30, 2014